EX-5.h


                                                                     JACKSON(SM)
                                                 NATIONAL LIFE INSURANCE COMPANY
                                                                     OF NEW YORK

PERSPECTIVE ADVISORS II(SM) (03/08)
FIXED AND VARIABLE ANNUITY APPLICATION (VA410NY)
See page 4 for mailing address.
USE DARK INK ONLY - ALL PAGES MUST BE COMPLETED FOR "GOOD ORDER"
                                                 Home Office: Purchase, NY 10577
                                                                   WWW.JNLNY.COM

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          External Account No. (if applicable)         Trade No. (if applicable)

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

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REGISTRATION INFORMATION
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OWNER'S NAME (FIRST)        (MIDDLE)        (LAST)           Date of Birth (mm/dd/yyyy)           ___ SSN  ___ TIN (include dashes)

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OWNER'S NAME (IF OWNED BY A NON-NATURAL ENTITY)

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Home Address (Physical Address Required)                                CITY            STATE           ZIP

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Mailing Address (if different from Home Address)                        CITY            STATE           ZIP

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Age     Sex         U.S. Citizen       Phone No. (include area code)     E-Mail Address        Broker/Dealer Account Number
        __ M __F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.)
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(FIRST)                 (MIDDLE)                        (LAST)                          ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)        CITY    STATE   ZIP                     Relationship to Owner (Check one)
                                                                                __ Spouse
                                                                                __ Other ________________________
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Date of Birth (mm/dd/yyyy)      Age      Sex        U.S. Citizen      Phone No. (include area code)               E-Mail Address
                                         __ M __F    __ Yes __ No
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ANNUITANT'S NAME (if other than Owner) (FIRST)   (MIDDLE)       (LAST)                     ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)                     CITY    STATE   ZIP                 Relationship to Owner (Check One)
                                                                                          ___ Spouse
                                                                                          ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age        Sex     U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                         _ M _ F    _ Yes _ No
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JOINT ANNUITANT'S NAME (if other than Joint Owner) (FIRST)   (MIDDLE)       (LAST)                ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)          CITY            STATE           ZIP              Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex        U.S. Citizen      Phone No. (include area code)
                                         __ M __F    __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type.  For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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                Name                            __ SSN  __ TIN (include dashes)                       Percentage (%)

Primary       ----------------------------------------------------------------------------------------------------------------------
                Relationship to Owner (Check One)     Date of Birth (mm/dd/yyyy)    Address (number and street)     City, State, ZIP
                ___ Spouse
                ___ Other _________________
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                Name                            __ SSN  __ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent ----------------------------------------------------------------------------------------------------------------------
                Relationship to Owner        Address (number and street)       City, State, ZIP

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                Name                            __ SSN  __ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent ----------------------------------------------------------------------------------------------------------------------
                Relationship to Owner        Address (number and street)       City, State, ZIP

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                Name                            __ SSN  __ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent ----------------------------------------------------------------------------------------------------------------------
                Relationship to Owner        Address (number and street)       City, State, ZIP
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NVDA 410 04/08                                                                                                          NV4473 03/08


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ANNUITY TYPE
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__ Non-Tax Qualified                      __ IRA - SEP                          __ IRA - Individual*
__ 401(k) Qualified Savings Plan          __ IRA - Custodial                    __ IRA - Roth*
__ HR-10 (Keogh) Plan                     __ Other -________                    *Tax Contribution Years and Amounts:
__ 403(b) TSA (Direct Transfer Only)                                            Year:______   $______
                                                                                Year:______   $______

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TRANSFER INFORMATION
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__ IRC 1035 Exchange           Transfer request submitted directly to another institution?  __ Yes    __ No
__ Direct Transfer             If yes, complete the following:
__ Direct Rollover             Anticipated Amount:                              $________________
__ Non-Direct Rollover         Anticipated Date of Receipt (mm/dd/yyyy):         ________________
                               Institution releasing funds: _____________________________________
                               Account Number: __________________________________________________
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INITIAL PREMIUM                                                          INCOME DATE
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Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY       If an Income Date is not specified, the Company will
OF NEW YORK                                                              default to the Latest Income Date as shown in the
                                                                         contract.
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OPTIONAL DEATH BENEFITS - ONCE SELECTED, AN OPTIONAL DEATH BENEFIT CANNOT BE CHANGED.

If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

        1.  ___ Highest Anniversary Value Death Benefit

                       ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.
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A.   CONTRACT ENHANCEMENT OPTION /1/                                       GUARANTEED LIVING BENEFIT OPTIONS (CONTINUED)
     __ 2% of first-year premium                                            __ LIFEGUARD FREEDOM(SM)
                                                                               (For Life GMWB with Bonus and Annual Step-Up)
B.   GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE GMIB OR GMWB)   __ LIFEGUARD FREEDOM WITH JOINT OPTION (SM) (4)(5)
     Guaranteed Minimum Income Benefit Option /2/                              (Joint For Life GMWB with Bonus and Annual Step-Up)
       __ FUTUREGUARD(SM)

     Guaranteed Minimum Withdrawal Benefit (GMWB) Options /3/
       __ SAFEGUARD MAX(SM)
          (GMWB with 5 year Step-Up)
       __ AUTOGUARD 5(SM)
          (5% GMWB with Annual Step-Up)
       __ AUTOGUARD 6(SM)
          (6% GMWB with Annual Step-Up)
       __ MARKETGUARD 5(SM)
          (5% GMWB)





                                ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.


/1/  Please complete the Important Disclosure Regarding the Contract Enhancement
     (NV4497).

/2/ The GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 contract years. Please consult a tax advisor on this and other matters of selecting income options.

/3/  A GMWB  may  not be  appropriate  for the  Owners  who  have  as a  primary objective taking maximum advantage of the tax deferral that is available to them under an annuity  Contract.  These  endorsements may also have limited usefulness  in  connection  with  tax-qualified  contracts  in  relation to required  minimum  distributions  imposed  by  the  IRS.  Some  withdrawals
     necessary  to  satisfy  required  minimum   distributions  may  prematurely
     deteriorate   the  benefits   provided  by  a  GMWB.   When   purchasing  a
     tax-qualified contract, special consideration should be given to whether or not the  purchase  of  GMWB  is  appropriate  for  the  Owner's  situation, including required minimum  distributions.  Please consult a tax advisor on this and other matters of selecting income options.

/4/ For Non-Qualified plans, spousal joint ownership required. Please ensure that Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.

/5/  For Qualified plans, 100% spousal primary beneficiary designation required.
     Please  ensure the Primary  Beneficiary  section on Page 1  (including  the
     "Relationship to Owner" box) is properly completed. Not available on Custodial Accounts.

NVDA 410 04/08                                                                                                           Page 2 of 5
                                                                                                                        NV4473 03/08



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                                                                         TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                  WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER   JNL /AIM PORTFOLIOS                                    NUMBER JNL/MELLON PORTFOLIOS (CONTINUED)
113 ___% International Growth                                   223 ___% Value Line(R) 30
196 ___% Large Cap Growth                                       191 ___% Communications Sector
206 ___% Real Estate                                            185 ___% Consumer Brands Sector
195 ___% Small Cap Growth                                       189 ___% Financial Sector
         JNL/CAPITAL GUARDIAN PORTFOLIOS                        188 ___% Healthcare Sector
150 ___% Global Balanced                                        190 ___% Oil & Gas Sector
103 ___% Global Diversified Research                            187 ___% Technology Sector
250 ___% International Small Cap                                JNL/OPPENHEIMER PORTFOLIOS
102 ___% U.S. Growth Equity                                     173 ___% Global Growth
         JNL/CREDIT SUISSE PORTFOLIOS                           JNL/PAM PORTFOLIOS
066 ___% Global Natural Resources                               272 ___% Asia ex-Japan
068 ___% Long/Short                                             273 ___% China-India
         JNL/EAGLE PORTFOLIOS                                   JNL/PIMCO PORTFOLIOS
115 ___% Core Equity                                            078 ___% Real Return
116 ___% SmallCap Equity                                        127 ___% Total Return Bond
         JNL/FRANKLIN TEMPLETON PORTFOLIOS                      JNL/PPM AMERICA PORTFOLIOS
062 ___% Founding Strategy                                      105 ___% Core Equity
069 ___% Global Growth                                          136 ___% High Yield Bond
075 ___% Income                                                 293 ___% Mid Cap Value
064 ___% Mutual Shares                                          294 ___% Small Cap Value
208 ___% Small Cap Value                                        106 ___% Value Equity
         JNL/GOLDMAN SACHS PORTFOLIOS                           JNL/SELECT PORTFOLIOS
110 ___% Core Plus Bond                                         104 ___% Balanced
207 ___% Mid Cap Value                                          107 ___% Money Market
076 ___% Short Duration Bond                                    179 ___% Value
         JNL/JPMORGAN PORTFOLIOS                                JNL/T. ROWE PRICE PORTFOLIOS
126 ___% International Value                                    111 ___% Established Growth
101 ___% MidCap Growth                                          112 ___% Mid-Cap Growth
109 ___% U.S. Government & Quality Bond                         149 ___% Value
         JNL/LAZARD PORTFOLIOS                                  JNL/S&P STRATEGIC PORTFOLIOS
077 ___% Emerging Markets                                       274 ___% Competitive Advantage
132 ___% Mid Cap Value                                          278 ___% Dividend Income & Growth
131 ___% Small Cap Value                                        279 ___% Intrinsic Value
         JNL/MELLON CAPITAL MANAGEMENT PORTFOLIOS               280 ___% Total Yield
242 ___% Index 5                                                292 ___% S&P 4
243 ___% 10 x 10                                                JNL/S&P MANAGED PORTFOLIOS
124 ___% S&P(R) 400 MidCap Index                                227 ___% Conservative
123 ___% S&P 500(R) Index                                       226 ___% Moderate
133 ___% Bond Index                                             117 ___% Moderate Growth
129 ___% International Index                                    118 ___% Growth
128 ___% Small Cap Index                                        119 ___% Aggressive Growth
054 ___% Enhanced S&P 500 Stock Index                           JNL/S&P RETIREMENT PORTFOLIOS
224 ___% JNL 5                                                  097 ___% Retirement Income
184 ___% 25                                                     098 ___% Retirement 2015
186 ___% Select Small-Cap                                       099 ___% Retirement 2020
079 ___% JNL Optimized 5                                        100 ___% Retirement 2025
225 ___% VIP                                                    JNL/S&P DISCIPLINED PORTFOLIOS
096 ___% Dow Dividend                                           070 ___% Moderate
222 ___% Nasdaq(R) 25                                           071 ___% Moderate Growth
244 ___% NYSE(R) International 25                               072 ___% Growth
074 ___% S&P 24
248 ___% S&P SMid 60
                                                                027 ___% FIXED ACCOUNT OPTION
                                                                  Automatic transfer of funds over a
                                                                  6-month period is required. You must
                                                                  attach the Directed Transfer form (NV4490).



                                 TO SELECT CAPITAL AUTOMATIC REBALANCING,
                                        PLEASE SEE NEXT PAGE.

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NVDA 410 04/08                                                                                                          NV4473 03/08
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SYSTEMATIC INVESTMENT
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___ CHECK HERE FOR AUTOMATIC  REBALANCING.  Only the Portfolios  selected in the
Premium Allocation Section will participate in the program. The Fixed Account is not available for Automatic Rebalancing.

Frequency:  ___ Monthly    ___ Quarterly    ___ Semi-Annual    ___ Annual

Start Date: ___________________________________________

If no date is selected, the program will begin one month/quarter/half  year/year
(depending on the frequency you selected) from the date Jackson of NY(SM) applies the first premium payment. If no frequency is selected, the frequency will be annual.
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ELECTRONIC DELIVERY OF STATEMENTS/CORRESPONDENCE
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I (We) consent __ to electronic delivery of the following:

___ quarterly statements     ___ prospectuses and prospectus supplements
___ periodic and immediate   ___ proxy and other voting materials, related
    confirmations                correspondence
___ annual and semi-annual   ___ other documents from Jackson National Life
    reports                      Insurance Company of New York

This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by e-mail or by notice to you of a document's availability on a web-site.

I (We) do not consent __ to electronic delivery for any of the documents listed above.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:

     To view and download material electronically, you must have a computer with Internet access, an active e-mail account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from WWW.ADOBE.COM.


I (We) do __ do not __ have ready access to computer hardware and software that meet the above requirements. My e-mail address is:__________________________. I
(We) will notify the company of any new e-mail address.

There is no charge for electronic delivery,  although you may incur the costs of
Internet access and of such computer and related hardware and software as may be necessary  for you to  receive,  process  and retain  electronic  documents  and communications from Jackson of NY. Please make certain you have given Jackson of
NY a current e-mail address.  Also let Jackson of NY know if that e-mail address changes. We may need to notify you of a document's  availability through e-mail.
You may request paper copies,  whether or not you consent or revoke your consent for  electronic  delivery,  at any time and for no charge.  Please  contact  the appropriate  Jackson of NY Service Center or go to  www.jnlny.com to update your
e-mail  address,  revoke your consent to electronic  delivery,  or request paper copies.  Even  if you  have  given  us  consent,  we are  not  required  to make
electronic   delivery  and  we  have  the  right  to  deliver  any  document  or communication  in paper  form.  This  consent  will need to be  supplemented  by specific  electronic  consent upon  receipt of any of these means of  electronic delivery or notice of availability.
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                     MAILING ADDRESS AND CONTACT INFORMATION
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IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

        REGULAR MAIL                              OVERNIGHT MAIL
Jackson of NY(SM) Service Center            Jackson of NY Service Center
       P.O. Box 79001                       c/o Standard Federal Bank,
    Detroit, MI 38279-1633                        Drawer 1633
                                              12425 Merriman Rd.
                                               Livonia, MI 48150

                               OR

        REGULAR MAIL                              OVERNIGHT MAIL
Jackson of NY(SM) Service Center            Jackson of NY(SM) Service Center
       P.O. Box 378004                          7601 Technology Way
    Denver, CO 80237-8004                         Denver, CO 80237

             Customer Care: 800/599-5651 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 800/943-6761
                           E-Mail: contactus@jnlny.com
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IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

          REGULAR MAIL                        OVERNIGHT MAIL
 Jackson of NY/IMG Service Center     Jackson of NY/IMG Service Center
         P.O. Box 33178                  c/o Standard Federal Bank,
     Detroit, MI 48232-5178                   Drawer 1633
                                           12425 Merriman Rd.
                                           Livonia, MI 48150

             Customer Care: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 517/706-5540
                           E-Mail: contactus@jnlny.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
               * Not a deposit * Not insured by any federal agency
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                                                                     Page 4 of 5
NVDA 410 04/08                                                      NV4473 03/08


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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
___ YES ___ NO    IF YES, COMPLETE THE FOLLOWING.  IF THE
POLICY IS A REPLACEMENT PLEASE COMPLETE ALL NECESSARY FORMS AS REQUIRED BY NEW
YORK REGULATION 60.
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Company Name        Contract No.          Anticipated Transfer Amount
                                          $
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Company Name        Contract No.          Anticipated Transfer Amount
                                          $
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers  contained above are true,  complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3.   I  (WE)  UNDERSTAND  THAT  ANNUITY  BENEFITS,   DEATH  BENEFIT  VALUES  AND
     WITHDRAWAL  VALUES,  IF ANY, WHEN BASED ON THE  INVESTMENT  EXPERIENCE OF A
     PORTFOLIO IN THE SEPARATE  ACCOUNT OF JACKSON OF NY ARE VARIABLE AND MAY BE
     INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available Portfolio.

5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

6.   I understand the restrictions imposed by 403(b)(11) of the Internal Revenue
     Code.  I  understand  the  investment   alternatives   available  under  my
     employer's 403(b) plan, to which I may elect to transfer my contract value.
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SIGNATURES
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OWNER'S SIGNATURE              DATE SIGNED (MM/DD/YYYY)   STATE WHERE SIGNED

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OWNER TITLE (IF OWNED BY AN ENTITY)

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Joint Owner Signature           Date Signed             State where signed

--------------------------------------------------------------------------------
Annuitant's Signature           Date Signed             State where signed
(if other than Owner)

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Joint Owner's Signature         Date Signed             State where signed
(if other than Joint Owner)

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PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including contract benefits, restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Representative's Full Name   (First)     (Middle)     (Last)          Phone No. (include area code)
(please print)

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Producer/Representative's Signature                                            Date Signed (mm/dd/yyyy)

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Address (number and street)                     City, State, ZIP (xxxxx-xxxx)

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E-Mail Address                        Contact your home office for program information. (If none indicated, default will be used)
                                      __ Option A     __ Option B
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Broker/Dealer Name            Broker/Dealer Representative No.        Jackson of NY Producer/Representative No.

---------------------------------------------------------------------------------------------------------------

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NVDA 410 04/08                                                      NV4473 03/08